UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 24, 2025
Date of Report (Date of earliest event reported)

Healthpeak Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-08895	33-0091377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4600 South Syracuse Street, Suite 500
Denver, CO 80237
(Address of principal executive offices) (Zip Code)

(720) 428-5050
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	DOC	New York Stock Exchange

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

On April 24, 2025, the Board of Directors of Healthpeak Properties, Inc. (the “Company”) appointed Kelvin O. Moses as the Company’s Chief Financial Officer and principal financial officer, effective immediately, pursuant to the Company’s succession plan. Biographical information regarding Mr. Moses is included under “Our Executive Officers” in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on March 12, 2025 (the “2025 Proxy Statement”), which information is incorporated herein by reference.

There is no arrangement or understanding between Mr. Moses and any other person pursuant to which Mr. Moses was selected as the Company’s Chief Financial Officer. Mr. Moses has no family relationships with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company. Mr. Moses is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

For his service as Chief Financial Officer, Mr. Moses will receive a base salary of $550,000. He will participate in the Company’s short-term incentive plan (“STIP”) and long-term incentive plan (“LTIP”) (each as described in the 2025 Proxy Statement). In connection with his appointment, Mr. Moses will receive a retentive equity award and performance-based equity award with a grant date fair value of $380,000 and $570,000, respectively, with vesting criteria and other terms and conditions applicable to executive officer awards under the LTIP as described in the 2025 Proxy Statement. Mr. Moses is also eligible to participate in other benefits available to executive officers of the Company as described in the 2025 Proxy Statement, including the Company’s executive severance plans.

Item 7.01 Regulation FD Disclosure.

A copy of the press release announcing Mr. Moses’ appointment is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.  The following exhibits are being furnished herewith:

No.	Description

99.1	Press Release dated April 24, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2025
Healthpeak Properties, Inc.

	By:	/s/ Tracy A. Porter
Tracy A. Porter
Executive Vice President and General Counsel